EXHIBIT 31.1.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

SECTION 302 OF

SARBANES-OXLEY ACT OF 2002

I, Chen Schor, certify that:

1.                                      I have reviewed this Annual Report on Form 10-K of Synta Pharmaceuticals Corp.; and

2.                                      Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2016	/s/ CHEN SCHOR
Chen Schor
President and Chief Executive Officer (principal executive officer)